CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 14,2012 relating to the financial statements and financial highlights that appear in the December 31, 2011 annual reports to shareholders of Invesco Van Kampen V.I. Value Opportunities Fund (formerly known as Invesco V.I. Basic Value Fund), Invesco V.I. Core Equity Fund, Invesco V.I. Diversified Dividend Fund (formerly known as Invesco V.I. Dividend Growth Fund), Invesco V.I. Global Health Care Fund, Invesco V.I. Global Real Estate Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Money Market Fund, Invesco V.I. S&P 500 Index Fund, Invesco V.I. Equally-Weighted S&P 500 Fund (formerly known as Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund), Invesco V.I. Small Cap Equity Fund, Invesco V.I. Technology Fund, Invesco V.I. Utilities Fund, Invesco Van Kampen V.I. American Franchise Fund (formerly known as Invesco Van Kampen V.I. Capital Growth Fund), Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Global Core Equity Fund (formerly known as Invesco Van Kampen V.I. Global Value Equity Fund), Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund and Invesco Van Kampen V.I. Mid Cap Value Fund, and of our reports dated February 17, 2012, relating to the financial statements and financial highlights that appear in the December 31, 2011 annual reports to shareholders of Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. High Yield Fund, Invesco V.I. Diversified Income Fund, Invesco V.I. Government Securities Fund and Invesco V.I. High Yield Securities Fund, twenty-five portfolios within the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” and “Other Service Providers” in such Registration Statement.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 25, 2012